BORROWINGS	12 Months Ended
Dec. 31, 2025
Debt Disclosure [Abstract]
BORROWINGS

7. BORROWINGS

The following table presents short-term and long-term borrowings as of December 31, 2024 and 2025.

Funding Partners	Terms	Rate	December 31, 2024	December 31, 2025
			RMB	RMB
Short-term borrowing from related party (Note 12)	within 12 months	6%	1,000	-
Short-term borrowing from third parties	within 12 months	3%-10%	174,616	397,161
			175,616	397,161

Long-term borrowings from third party	2 years, due in November 2027	8%	-	10,000
Long-term borrowings from related party	18 months, due in March 2026	5.35% per annum within 12 months after the drawdown date, and 8% per annum after 12 months until the loan is repaid in full	53,913	-

Short-term borrowings from third parties outstanding as of December 31, 2025 comprised of: a) the loans of RMB313.1 million drawn down under the Group’s inventory-pledged financing facilities, b) other short-term borrowings from third parties, which contain covenants including, among others, certain financial measures regarding operating cashflows and asset liability ratio. As of December 31, 2025, the Company is in compliance with all these covenants.

The Group entered into inventory-pledged financing facilities with several reputable banks and financial institutions to finance its procurement of vehicle inventory, which was pledged by the Group’s vehicle inventory. Under the inventory-pledged financing facilities, repayment of amounts drawn for the purchase of a vehicle should generally be made within several days after selling or otherwise disposing of the vehicle or in 90 days if the vehicle is not sold or disposed. The inventory-pledged financing facilities require monthly interest payments with an annual interest rate of 3% - 8%. As of December 31, 2025, the Company had borrowings of RMB313.1 million outstanding under the inventory-pledged financing facilities, and the unused facilities as of December 31, 2025 amounted to RMB323.9 million. The total carrying value of the inventories pledged for these borrowings is RMB420.3 million.

UXIN LIMITED

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

(All amounts in thousands, except for share and per share data, unless otherwise noted)

7. BORROWINGS (CONTINUED)

Long-term borrowing from related party outstanding as of December 31, 2024 amounted to RMB53.9 million. On September 12, 2024, the Company’s Anhui subsidiary (“Uxin Anhui”) entered into a loan agreement with Pintu (Beijing) information Technology Co., Ltd. (“Pintu Beijing”), pursuant to which Pintu Beijing agreed to extend loan to Uxin Anhui in a principal amount of the RMB equivalent of US$7.5 million for a term of 18 months from the drawdown date unless other repayment schedule is negotiated and mutually agreed by Uxin Anhui and Pintu Beijing. The interest rate is 5.35% per annum within 12 months after the drawdown date, and 8% per annum after 12 months until the loan is repaid in full. The loan is guaranteed by Uxin’s Shaanxi subsidiary pursuant to a guarantee agreement entered on the same date. On September 13, 2024, Uxin Anhui made the drawdown of this loan, and the total RMB amount received was classified as “Long-term borrowings from related party” in non-current liabilities. Subsequently in November 2024, the Company entered into a Share Subscription Agreement with Lightwind Global Limited (“Lightwind”, a wholly-owned subsidiary of Pintu Beijing). Pursuant to this agreement and subject to the fulfilment of specified conditions, Uxin agreed to allot and issue, while Lightwind agreed to subscribe for, a total of 1,543,845,204 Class A Ordinary Shares of the Company, with an aggregate subscription amount of US$7.5 million. When the specified conditions were fulfilled and a repayment schedule of the long-term loan of US$7.5 million was mutually agreed, Lightwind shall invest equivalent amount in the Company after Uxin Anhui repays the loan under the repayment schedule to Pintu Beijing. In substance, the Company issued a forward contract to Lightwind, as Lightwind is obligated to purchase the shares, and the Company is required to issue them upon the satisfaction of the closing conditions at the pre-agreed price and amount which shall be a deemed dividend to the forward contract holder recorded in the additional paid-in capital. In addition, given that this forward contract is considered indexed to the Company’s own stock and meet the requirement for equity classification, it was classified under the Company’s equity and was initially measured at fair value amounting to RMB44.7 million with no subsequent remeasurement in November 2024.

In March 2025, a revised repayment schedule was mutually agreed by Uxin Anhui and Pintu Beijing. Subsequently, in March and April 2025, Uxin Anhui repaid the total amount of principal and interests, amounting to RMB55.0 million, to Pintu Beijing. Concurrently, Lightwind made an equivalent investment in the Company as the specified conditions for the investment had been fulfilled.

On November 21, 2024, Uxin Limited entered into a loan agreement with NC Management Company Limited, pursuant to which NC Management Company agreed to extend loan to Uxin Limited in a principal amount of US$2.0 million (approximately equivalent to RMB14.1 million) for a term of 3 months from the drawdown date. Interest on the loan shall accrue from the date of disbursement of the loan until the date of full repayment of the loan and shall be paid at the interest rate of 8% per annum. On February 22, 2025, Uxin Limited entered into a supplemental agreement with NC Management Company Limited. Pursuant to the agreement, the term of the Loan shall be twenty-four (24) months from the date of disbursement of the Loan, unless otherwise agreed by the Borrower and Lender. On December 8, 2025, The company entered into a loan agreement with NC Management Company Limited. Pursuant to the agreement, the company obtained another loan of US$0.5 million (approximately equivalent to RMB3.5 million) with an annum interest rate of 8% and a term of 6 months. As of December 31, 2025, the aforementioned two loans with an aggregate amount of US$2.5 million (approximately equivalent to RMB17.6 million) were classified e as “Short-term borrowings from third parties” in current liabilities.

Outstanding long-term borrowing from third party amounted to nil and RMB10.0 million as of December 31, 2024 and 2025, respectively. On November 21, 2025, Uxin Limited entered into a loan agreement with Tingrong Investment Management (Shanghai) Co., Ltd.. Pursuant to the agreement, Uxin Limited obtained a loan of RMB10.0 million with an annum interest rate of 8% and a term of 2 years.

The weighted average interest rate for all outstanding borrowings was approximately 6.0% and 6.6% as of December 31, 2024 and 2025, respectively, and the weighted average interest rate for short-term outstanding borrowings was approximately 6.2% and 6.5% as of December 31, 2024 and 2025, respectively.

UXIN LIMITED

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

(All amounts in thousands, except for share and per share data, unless otherwise noted)